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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-41374 and 333-49978) of Network Engines, Inc. of our reports dated November 8, 2000 relating to the financial statements and financial statement schedule of Network Engines, Inc., both of which appear in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 20, 2000


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